GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Growth & Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian International Growth VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Supplement dated June 26, 2019

to the Prospectus and Statement of Additional Information (“SAI”)

Dated May 1, 2019

At a meeting of the Board of Trustees of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2019, the Board of Trustees considered and approved proposals: (i) to permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated subadvisers on behalf of Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a “Fund” and, collectively, the “Funds”) without obtaining shareholder approval and (ii) to approve a new investment sub-advisory agreement between PAIA and AllianceBernstein L.P. with respect to Guardian Growth & Income VIP Fund prompted by the Divestiture (defined below), and to approve, under certain circumstances, any future investment sub-advisory agreements prompted by Change of Control Events (defined below) that occur as part of the Divestiture.

Each proposal was subject to approval by the shareholders of the applicable Fund. Subsequently, at a special meeting of shareholders held on June 26, 2019, the shareholders of each Fund approved the corresponding proposal(s).

Operating in Manager-of-Managers Arrangement

Effective immediately, each of the Funds is added to the list of series of the Trust that may rely on an exemptive order (the “Order”) received by the Manager and the Trust from the Securities and Exchange Commission (the “SEC”) relating to operation in the “manager-of-managers” arrangement as set forth in the second paragraph of the section of the Prospectus entitled “Manager-of-Managers Arrangement.” The third paragraph of the same section of the Prospectus is deleted in its entirety.

Effective immediately, each of the Funds is removed from the list of series of the Trust in the second paragraph of the section of the SAI entitled “Manager-of-Managers Arrangement,” which sets forth those series of the Trust for which The Guardian Insurance & Annuity Company, Inc. has requested that the Manager and the Trust not change a sub-adviser, add a new sub-adviser, or otherwise rely on the Order or any replacement order from the SEC with respect to any of these Funds without first obtaining shareholder approval of the change in sub-adviser, the new sub-adviser, or the Fund’s ability to rely on the Order, or any replacement order from the SEC, at a shareholder meeting, to the extent required by law.

Guardian Growth & Income VIP Fund

Effective immediately, the following is added to the section of the Prospectus entitled “Subadvisers—Guardian Growth & Income VIP Fund:”

Shareholders of Guardian Growth & Income VIP Fund voted to approve any future subadvisory agreement between the Manager and AllianceBernstein L.P. with respect to the Fund (“Future Sub-Advisory Agreement”) if, as a result of certain anticipated transactions involving the indirect parent company of AllianceBernstein L.P., the current subadviser to Guardian Growth & Income VIP Fund, one or more of which may constitute a change of control of such parent company (collectively, the “Divestiture”), the then-current investment subadvisory agreement terminates. It is anticipated that one or more of the transactions contemplated by the Divestiture will be deemed a change of control event and, thus, result in one or more terminations of the current Sub-Advisory Agreement between the Manager and AllianceBernstein L.P. with respect to Guardian Growth & Income VIP Fund (“Change of Control Events”). To ensure that AllianceBernstein L.P. may continue to provide subadvisory services to Guardian Growth & Income VIP Fund without interruption, shareholders were asked to consider and approve a new sub-advisory agreement between the Manager and AllianceBernstein L.P. with respect to the Fund and, as part of that proposal, to approve any Future Sub-Advisory Agreement. Currently, AllianceBernstein L.P. and its affiliates do not anticipate that the Divestiture will have a material impact on AllianceBernstein L.P. or any affiliate of AllianceBernstein L.P. that provides services to Guardian Growth & Income VIP Fund.

Shareholder approval will be deemed to apply to Future Sub-Advisory Agreements only if: (1) no single person or group acting together gains “control” (as defined in the Investment Company Act of 1940) of AXA Equitable (defined below); (2) the Board approves the Future Sub-Advisory Agreements; and (3) the Future Sub-Advisory Agreements are not materially different from the sub-advisory agreement presented to shareholders in connection with this proposal. These Future Sub-Advisory Agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

AXA S.A. (“AXA”) is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies. AXA Equitable Holdings, Inc., a Delaware corporation (“AXA Equitable”), is a majority-owned subsidiary of AXA and an indirect parent of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of AllianceBernstein L.P.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.